SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2002

                        COMMISSION FILE NUMBER: 002-32673

                         Thinka Weight-Loss Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                98-0218912
------                                                                ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

2267 Aria Drive, Henderson, Nevada                                         89052
-----------------------------------                                        -----
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (800) 297-4450


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)




                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                    Page 1 of 34
                      Index to Exhibits specified on Page 3
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On January 31, 2002, we entered into an Asset Purchase Agreement with One World Networks Integrated Technologies, Inc., a Nevada corporation, which agreement superseded and replaced the Letter of Intent and amendments previously entered into between those parties on September 17, 2001 and September 26, 2001, respectively. The Asset Purchase Agreement provides for our purchase of the Carb Fighter product from One World Networks Integrated Technologies, Inc. for an aggregate purchase price of $250,000.

A true and correct copy of the Asset Purchase Agreement and General Conveyance, Transfer, Assignment and Bill of Sale for the Carb Fighter product is attached to this Current Report as Exhibit 2.1.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS

Not Applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS

Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THINKA WEIGHT-LOSS CORPORATION

                                              By: /s/ Stacey Lauridia
Date: March 15, 2002                              --------------------------
                                                  Stacey Lauridia
                                                  President and Director






Index to Exhibits
-----------------

Exhibit 2.1   Asset Purchase Agreement